UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

      Date of Report (Date of Earliest Event Reported):
             October 20, 2003 (October 20, 2003)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                          000-32855
                   (Commission File Number)

            Delaware                     74-2982117
(State or Other Jurisdiction of        (IRS Employer
 Incorporation or Organization)      Identification No.)

      401 Whitney Avenue, Suite 400
           Gretna, Louisiana                 70056-2596
(Address of Principal Executive Offices)     (Zip Code)

  Registrant's Telephone Number, Including Area Code:
                      (504) 367-7030


ITEM 5.   OTHER EVENTS.

On October 20, 2003, Torch Offshore, Inc. (the "Company") issued a press release announcing the appointment of Richard
J. (Jere) Shopf to the Company's Board of Directors. In addition, Mr. Shopf will serve as the Chairman of the Audit Committee and as a member of the Compensation Committee.

A copy of the Company's press release announcing the above is filed as an exhibit to this Form 8-K and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          The following exhibits are filed herewith:

Exhibit No.                Description
-----------			   -----------

   99.1     Torch  Offshore, Inc. Press Release, dated
            October 20, 2003.


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.


                              By: /s/ ROBERT E. FULTON
Date: October 20, 2003        ------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                      INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

  99.1      Torch  Offshore, Inc. Press Release, dated
            October 20, 2003.


                                             EXHIBIT 99.1

NEWS RELEASE
For immediate release   Contact: Bob Fulton (1)504-367-7030
to: Analysts, Financial               b.fulton@torchinc.com
Community, Media               Bradley Lowe (1)504-367-7030
                                        b.lowe@torchinc.com

  Torch Offshore Appoints Richard J. Shopf as Director

New Orleans, Louisiana USA, October 20, 2003

Torch Offshore, Inc. (NASDAQ: TORC) (the "Company") announced today that Richard J. (Jere) Shopf has been appointed to serve as a member of the Company's Board of Directors effective immediately. In addition, Mr. Shopf will serve as the Chairman of the Audit Committee and as a member of the Compensation Committee.

Mr. Shopf currently serves as the Chairman, Senior Vice President and Chief Restructuring Officer of Babcock & Wilcox, a McDermott Company, and has been in that position since 1999. In addition, Mr. Shopf serves as the Chairman of RPM Management Company. Prior to these roles, Mr. Shopf had executive positions with Pioneer Americas, Inc., Southwest Business Associates, Inc., Rice Capital Corporation/First Texas Merchant Banking Group, Halter Marine, Inc., Republic Drilling and Service, Inc., and Newpark Resources, Inc. Mr. Shopf also serves as a member of the board of directors of other companies, including Evans Industries and C.F. Bean Companies. Mr. Shopf has an MBA from Harvard University and a Bachelor of Science in mechanical engineering from the Massachusetts Institute of Technology.

Lyle G. Stockstill, Torch Offshore, Inc. Chairman and Chief Executive Officer, commented, "We are quite pleased to bring Jere on as a member of the Board of Directors. Jere has an extensive business background with a great deal of experience in serving on the board of directors of other companies. We welcome Jere aboard and look forward to his contributions assisting in the growth and strategic development of Torch Offshore, Inc."

Established in 1978, Torch Offshore, Inc. is involved in offshore pipeline installation and subsea construction for the oil and natural gas industry. Torch Offshore, Inc. is expanding beyond its established shallow water niche market in order to serve the industry's worldwide growing needs in the deep waters.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, expects, believes or anticipates may or will occur in the future, are forward-looking statements under the Private Securities Litigation Act of 1995. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission, as well as other factors that may not be within the Company's control, including, specifically, oil and natural gas commodity prices, weather conditions and offshore construction activity levels. Although the Company believes its expectations are based on reasonable assumptions, it gives no assurance that the Company's assumptions and projections will prove to be correct. Actual results may differ materially from those projected.

                                                   PR 03-017
                            # # #